EXHIBIT 99.1

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements give effect to the transaction with United Bancorp and Bank of Southern Oregon under the pooling of interests method of accounting. For a description of the effect of the pooling of interests accounting on the transaction and the historical consolidated financial statements of Bank of Southern Oregon and United Bancorp, see "TERMS OF THE TRANSACTION - ACCOUNTING TREATMENT OF THE TRANSACTION." These pro forma financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved had the transaction occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future. The pro forma amounts do not include any adjustments for merger-related costs or estimated operating efficiencies or revenue enhancements resulting from the transaction.

     A pro forma condensed combined balance sheet is provided as of December 31, 1999, giving effect to the transaction as though it had been consummated on that date. Pro forma condensed combined income statements are provided for the years ended December 31, 1999, 1998 and 1997, giving effect to the transaction as though it had occurred at the beginning of the earliest period presented.

     The condensed historical consolidated balance sheets as of December 31, 1999 and statements of income for 1999, 1998 and 1997 are derived from the historical consolidated financial statements of Bank of Southern Oregon and United Bancorp and should be read in conjunction with historical consolidated financial statements and notes thereto for Bank of Southern Oregon and United Bancorp included elsewhere in this prospectus/joint proxy statement.


                                                             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                                                                                    December 31, 1999
                                                 ---------------------------------------------------------------------------------
                                                                                                                      PREMIERWEST
                                                     BANK OF                                                          BANCORP PRO
                                                     SOUTHERN            UNITED                     PRO FORMA            FORMA
                                                      OREGON             BANCORP        NOTES      ADJUSTMENTS         COMBINED
                                                 ----------------    ---------------  ----------  -------------   ----------------
ASSETS:
Cash and cash equivalents:
   Cash and due from banks...................... $      7,164,000    $     5,429,000                              $    12,593,000
   Federal funds sold & interest-earning deposits       8,250,000             25,000                                    8,275,000
                                                     ------------       ------------                               --------------
       Total cash and cash equivalents..........       15,414,000          5,454,000                                   20,868,000
   Investment securities........................       23,045,000         59,304,000                                   82,349,000
   Loans, net of allowance for loan losses......      109,629,000         61,791,000                                  171,420,000
   Federal Home Loan Bank stock.................        3,881,000          1,937,000                                    5,818,000
   Premises and equipment, net..................        6,069,000          4,227,000                                   10,296,000
   Other assets.................................        2,946,000          2,955,000                                    5,901,000
                                                     ------------       ------------                               --------------
         Total assets........................... $    160,984,000    $   135,668,000                              $   296,652,000
                                                     ============       ============                               ==============
LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits:
   Non-interest bearing checking................ $     28,184,000    $    15,605,000                              $    43,789,000
   Savings and interest bearing demand..........       67,692,000         47,627,000                                  115,319,000
   Time.........................................       44,108,000         26,529,000                                   70,637,000
                                                    -------------      -------------                               --------------
       Total deposit accounts...................      139,984,000         89,761,000                                  229,745,000
   FHLB advances................................        5,245,000         12,157,000                                   17,402,000
   Repurchase Agreements/Federal Funds Purchased               --         18,600,000                                   18,600,000
   Other borrowings.............................               --            604,000                                      604,000
                                                    -------------      -------------                               --------------
       Total borrowings.........................        5,245,000         31,361,000                                   36,606,000
   Other liabilities............................          998,000          1,079,000                                    2,077,000
                                                    -------------      -------------                               --------------
         Total liabilities......................      146,227,000        122,201,000                                  268,428,000
Shareholders' equity:
   Preferred stock..............................               --                 --                                           --
   Common stock.................................       12,452,000          4,528,000  Note 1           938,000         17,918,000
   Surplus......................................               --            938,000  Note 1          (938,000)                --
   Retained earnings............................        2,787,000          9,923,000                                   12,710,000
   Unearned ESOP compensation...................               --          (604,000)                                     (604,000)
   Accumulated other comprehensive loss.........        (482,000)        (1,318,000)                                   (1,800,000)
                                                     ------------      -------------                                -------------
       Total shareholders' equity...............       14,757,000         13,467,000                                   28,224,000
                                                     ------------      -------------               -------------    -------------
         Total liabilities and shareholders' equity $ 160,984,000    $   135,668,000              $          --   $   296,652,000
                                                     ============      =============               =============    =============


- -------------------------
See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                          PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)

                                                                           YEAR ENDED DECEMBER 31, 1999
                                           ---------------------------------------------------------------------------------------
                                               BANK OF                                                             PREMIERWEST
                                               SOUTHERN            UNITED                       PRO FORMA          BANCORP PRO
                                                OREGON             BANCORP         NOTES       ADJUSTMENTS        FORMA COMBINED
                                           ----------------    ---------------    --------    --------------    ------------------
Interest income
   Loans.................................    $    9,490,000    $     4,980,000                                    $     14,470,000
   Federal funds sold and interest-bearing
     deposits............................         1,223,000             23,000                                           1,246,000
   Securities............................         1,403,000          3,693,000                                           5,096,000
                                               ------------      -------------                                      --------------
       Total interest income.............        12,116,000          8,696,000                                          20,812,000
Interest expense
   Deposits..............................         4,507,000          2,172,000                                           6,679,000
   Interest on other borrowings..........           324,000          1,077,000                                           1,401,000
                                               ------------      -------------                                      --------------
       Total interest expense............         4,831,000          3,249,000                                           8,080,000
                                               ------------      -------------                                      --------------
            Net interest income..........         7,285,000          5,447,000                                          12,732,000
Loan loss provision......................           640,000            195,000                                             835,000
                                               ------------      -------------                                      --------------
            Net interest income after
                loan loss provision......         6,645,000          5,252,000                                          11,897,000
Noninterest income.......................           491,000          1,588,000                                           2,079,000
Noninterest expense
   Salaries and employee benefits........         2,768,000          3,608,000                                           6,376,000
   Occupancy and equipment, net..........           557,000            996,000                                           1,553,000
   Advertising...........................           188,000            263,000                                             451,000
   Other.................................         1,614,000          1,547,000                                           3,161,000
                                               ------------      -------------                                      --------------
       Total noninterest expense.........         5,127,000          6,414,000                                          11,541,000
                                               ------------      -------------                                      --------------
            Income before income taxes...         2,009,000            426,000                                           2,435,000
Income tax expense (benefit).............           768,000           (61,000)                                             707,000
                                               ------------      -------------                                      --------------
         Net Income......................    $    1,241,000    $       487,000                                    $      1,728,000
                                               ============      =============                                      ==============
Earnings per common share
   Basic.................................    $         0.26    $          0.29                                    $           0.21
   Diluted...............................    $         0.25    $          0.28                                    $           0.21

- --------------------
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                       PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)

                                                                        YEAR ENDED DECEMBER 31, 1998
                                           ---------------------------------------------------------------------------------------
                                               BANK OF                                                             PREMIERWEST
                                               SOUTHERN            UNITED                       PRO FORMA          BANCORP PRO
                                                OREGON             BANCORP         NOTES       ADJUSTMENTS        FORMA COMBINED
                                           ----------------    ---------------   ---------   ---------------    -----------------
Interest income
   Loans.................................  $      9,915,000    $     4,556,000                                  $       14,471,000
   Federal funds sold and interest-bearing
     deposits............................         1,074,000            224,000                                           1,298,000
   Securities............................           737,000          3,514,000                                           4,251,000
                                               ------------      -------------                                      --------------
       Total interest income.............        11,726,000          8,294,000                                          20,020,000
Interest expense
   Deposits..............................         4,828,000          1,948,000                                           6,776,000
   Interest on other borrowings..........            89,000          1,103,000                                           1,192,000
                                               ------------      -------------                                      --------------
       Total interest expense............         4,917,000          3,051,000                                           7,968,000
                                               ------------      -------------                                      --------------
            Net interest income..........         6,809,000          5,243,000                                          12,052,000
Loan loss provision......................         1,652,000             50,000                                           1,702,000
                                               ------------      -------------                                      --------------
            Net interest income after
                 loan loss provision.....         5,157,000          5,193,000                                          10,350,000
Noninterest income.......................           531,000          1,631,000                                           2,162,000
Noninterest expense
   Salaries and employee benefits........         1,898,000          2,808,000                                           4,706,000
   Occupancy and equipment, net..........           426,000            869,000                                           1,295,000
   Advertising...........................            84,000             89,000                                             173,000
   Other.................................         1,350,000          1,538,000                                           2,888,000
                                               ------------      -------------                                      --------------
       Total noninterest expense.........         3,758,000          5,304,000                                           9,062,000
                                               ------------      -------------                                      --------------
            Income before income taxes...         1,930,000          1,520,000                                           3,450,000
Income tax expense.......................           748,000            466,000                                           1,214,000
                                               ------------      -------------                                      --------------
         Net Income......................  $      1,182,000    $     1,054,000                                  $        2,236,000
                                               ============      =============                                      ==============
Earnings per common share
   Basic.................................  $           0.25    $          0.65                                  $             0.28
   Diluted...............................  $           0.24    $          0.61                                  $             0.27

- -------------------
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                           PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)

                                                                        YEAR ENDED DECEMBER 31, 1997
                                           ---------------------------------------------------------------------------------------
                                               BANK OF                                                             PREMIERWEST
                                               SOUTHERN            UNITED                       PRO FORMA          BANCORP PRO
                                                OREGON             BANCORP         NOTES       ADJUSTMENTS        FORMA COMBINED
                                           ----------------    ---------------    --------    --------------    ------------------
Interest income
   Loans.................................  $      9,715,000    $     4,310,000                                  $       14,025,000
   Federal funds sold and interest-bearing
     deposits............................           736,000             86,000                                             822,000
   Securities............................           809,000          3,993,000                                           4,802,000
                                               ------------      -------------                                      --------------
       Total interest income.............        11,260,000          8,389,000                                          19,649,000
Interest expense
   Deposits..............................         4,287,000          1,712,000                                           5,999,000
   Interest on other borrowings..........                --          1,556,000                                           1,556,000
                                               ------------      -------------                                      --------------
       Total interest expense............         4,287,000          3,268,000                                           7,555,000
                                               ------------      -------------                                      --------------
            Net interest income..........         6,973,000          5,121,000                                          12,094,000
Loan loss provision......................         1,731,000            140,000                                           1,871,000
                                               ------------      -------------                                      --------------
            Net interest income after
                 loan loss provision.....         5,242,000          4,981,000                                          10,223,000
Noninterest income.......................           402,000          1,113,000                                           1,515,000
Noninterest expense
   Salaries and employee benefits........         1,694,000          2,671,000                                           4,365,000
   Occupancy and equipment, net..........           299,000            673,000                                             972,000
   Advertising...........................            52,000             56,000                                             108,000
   Other.................................           871,000          1,314,000                                           2,185,000
                                               ------------      -------------                                      --------------
       Total noninterest expense.........         2,916,000          4,714,000                                           7,630,000
                                               ------------      -------------                                      --------------
            Income before income taxes...         2,728,000          1,380,000                                           4,108,000
Income tax expense.......................           986,000            376,000                                           1,362,000
                                               ------------      -------------                                      --------------
         Net Income......................  $      1,742,000    $     1,004,000                                  $        2,746,000
                                               ============      =============                                      ==============
Earnings per common share
   Basic.................................  $           0.37    $          0.61                                  $             0.35
   Diluted...............................  $           0.36    $          0.60                                  $             0.33

- -----------------------
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.       Adjustments

         The unaudited pro forma combined balance sheet reflects the issuance of 3,570,139 shares of PremierWest Bancorp (holding company for Bank of Southern Oregon) common stock with no par value to United Bancorp shareholders (assuming no dissenting shareholders) using the exchange ratio of 1.971, in addition to the 4,837,740 shares outstanding to Bank of Southern Oregon's shareholders. These shares were derived by using the respective companies' outstanding shares at December 31, 1999. An adjustment of $938,000 to common stock and capital surplus is necessary to reflect the difference between PremierWest Bancorp common stock with no par value and United Bancorp common stock that has a par value of $2.50 which will be cancelled when the transaction is consummated. There were no other significant adjustments made to the historical consolidated balance sheets or statements of income of Bank of Southern Oregon and United Bancorp to arrive at the unaudited pro forma combined balance sheet or statements of income.

2.       Transaction Costs


         Total costs to be incurred by Bank of Southern Oregon (and PremierWest Bancorp) and United Bancorp in connection with the transaction are estimated to be approximately $645,000. These costs, relating to financial advisor fees and legal, accounting, printing and other related expenses, will be charged against net income of the combined organization in the period the transaction is consummated. The effect of the costs has not been reflected in the Pro Forma Condensed Combined Financial Statements.

3.       Earnings Per Common Share

         Earnings per share computations are based on the weighted average common shares outstanding during the years presented. The shares used in calculating earnings per share have been restated to reflect the exchange ratio of 1.971.